UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 25, 2013, Oussama El-Hilali’s employment as Senior Vice President of Engineering of Carbonite, Inc. (the “Company”) was terminated effective April 5, 2013 (the “Effective Date”). After the Effective Date, Mr. El-Hilali will have no further employment relationship with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on March 28, 2013.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name: Title:	Danielle Sheer Vice President and General Counsel